Exhibit 4.34.1

Supplemental Agreement No. 8 (SA-8)

to

Purchase Agreement No. 3158

between

The Boeing Company

and

TAM Linhas Aéreas S.A.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of _____________, 2015, by and between THE BOEING COMPANY (Boeing) and TAM Linhas Aéreas S.A. (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3158 dated February 8, 2007 relating to Boeing Model 777-32WER aircraft (Aircraft) which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement as may be amended and supplemented from time to time (the “Purchase Agreement”).

WHEREAS [***];

WHEREAS, [***];

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of this and certain other changes.

AGREEMENT

NOW THEREFORE, and in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Revision of Table of Contents and Aircraft Information Table to the Purchase Agreement:

1.1.	Table of Contents. The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by the new Table of Contents identified with an SA-8 legend and attached hereto.

1.2.	Tables. “Table 3 to Purchase Agreement No. 3158, Aircraft Delivery, Description, Price and Advance Payments” (Table 3) is deleted in its entirety and the new Table 3 entitled “Table 3 to Purchase Agreement No. PA-3158 Aircraft Delivery, Description, Price and Advance Payments” attached hereto is substituted in lieu thereof to reflect the new delivery positions for the two (2) 777 Freighter delivery positions.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.	Letter Agreements.

2.1.	[***].

3.	[***].

[***].

4.	[***].

[***].

EXECUTED IN DUPLICATE as of the day and year first above written.

DATED AS OF this _______day of ________________________ of 2015

TAM Linhas Aéreas S.A.		THE BOEING COMPANY

By:

By:			[***]

	(Printed or Typed Name)	Its:	[***]

Its:

By:

(Printed or Typed Name)

Its:

P.A. No. 3158

TAM

Boeing Proprietary

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

TABLE OF CONTENTS

Supplemental Agreement Number
ARTICLES
1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous
TABLE
1	2008 Delivery Year Aircraft Information Table	SA-2
1	2012 Delivery Year Aircraft Information Table	SA-5
2	2013 Delivery Year Aircraft Information Table	SA-5
3	Table 3 Aircraft	SA-8
EXHIBIT
A.	Aircraft Configuration	SA-2
A-2	Aircraft Configuration for the 2013 Delivery Year Aircraft	SA-3
A-4	Aircraft Configuration for the Table 3 Aircraft	SA-7
B.	Aircraft Delivery Requirements &Responsibilities

SUPPLEMENTAL EXHIBITS
[***]	[***]
[***]	[***]	[***]
BFE1	Buyer Furnished Equipment Variables	SA-6
CS1	Customer Support Document
EE1.	Engine Escalation And Engine Warranty
SLP1.	Service Life Policy Components

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LETTER AGREEMENTS			SA Number
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]
6-1162-AJH-0848	Customer Directed Seller Purchased Equipment	(LA No. 9)	SA-5
[***]	[***]
6-1162-AJH-0850	Spare Parts Initial Provisioning	(LA No.11)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]
[***]	[***]		[***]

P.A. No. 3158

TAM

Boeing Proprietary

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Table 3 To

Purchase Agreement No. PA-03158

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 777-Freighter	[***]	Detail Specification:	[***]

Engine Model/Thrust: GE90-110B1L	[***]	Airframe Price Base Year/Escalation Formula:	[***]	[***]

Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	[***]	[***]

Optional Features:	[***]

Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:

Engine Price (Per Aircraft):	[***]	[***]	[***]

Aircraft Basic Price (Excluding BFE/SPE):	[***]	[***]	[***]

Buyer Furnished Equipment (BFE) Estimate:	[***]

Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE)// Estimate:	[***]

Deposit per Aircraft:	[***]

		[***]	[***]	[***]
Delivery	Number of	[***]	[***]	[***]	[***]	[***]	[***]
Date	Aircraft	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]
[***]	1	[***]	[***]	[***]	[***]	[***]	[***]
Total:	2

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Boeing Proprietary	Page 1

6-1161-DJH-1295R1

TAM Linhas Aéreas S.A.

Rua General Pantaleão Teles, 210

Sao Paulo - SP

04355-040

Brazil

Subject:	777F Aircraft Model Substitution Rights

Reference:	Purchase Agreement No. PA-3158 (Purchase Agreement) between The Boeing Company (Boeing) and TAM Linhas Aereas S.A. (Customer) relating to Model 777 aircraft (777F Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[***]:

1.	Customer’s Written Notice.

[***].

2.	Boeing’s Production Capability.

2.1	[***].

2.2	[***].

2.3	[***].

3.	[***].

[***].

4.	[***].

[***].

5.	[***].

5.1	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

5.2	[***].

6.	[***].

[***].

7.	[***].

[***].

Very truly yours,

THE BOEING COMPANY

By

Its	[***]

ACCEPTED AND AGREED TO this

Date:

TAM Linhas Aéreas S.A.

By

Its

TAM Linhas Aéreas S.A.

By

Its

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.